WISDOMTREE TRUST

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (Ticker Symbol: DNL)

WisdomTree Global ex-U.S. Real Estate Fund (Ticker Symbol: DRW)

WisdomTree Emerging Markets High Dividend Fund (Ticker Symbol: DEM)

WisdomTree Emerging Markets SmallCap Dividend Fund (Ticker Symbol: DGS)

WisdomTree Emerging Markets Quality Dividend Growth Fund (Ticker Symbol: DGRE)

WisdomTree Emerging Markets Multifactor Fund (Ticker Symbol: EMMF)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (Ticker Symbol: XSOE)

WisdomTree China ex-State-Owned Enterprises Fund (Ticker Symbol: CXSE)

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated December 3, 2021

to the currently effective

Statement of Additional Information (the “SAI”) for the Funds

The following information supplements and should be read in conjunction with the Funds’ SAI.

Effectively immediately, the following is hereby added as the fifth paragraph under the description of “Investments in China and Hong Kong” in the “Specific Investment Strategies – Non-U.S. Securities” section of the SAI:

Investments in Variable Interest Entities (“VIEs”). In seeking exposure to Chinese companies, a Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as a Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects a Fund to the risks associated with the underlying Chinese company. In its efforts to monitor, regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as a Fund. Intervention by the Chinese government with respect to a VIE could significantly and adversely affect the Chinese company’s performance or the enforceability of the company’s contractual arrangements with the VIE and thus, the value of a Fund’s investment in the VIE. In addition to the risk of government intervention, a Fund’s investment in a VIE structure is subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements with the other entities in the VIE structure, or that Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its VIE investments with little or no recourse available.

In addition, effective immediately, the following is hereby added as the second sentence under “All Index Funds—Component Selection Criteria—WisdomTree Core Equity Indexes” in the “WisdomTree Index Description” section of the SAI:

The Index constituents are determined by an Index Committee that looks at companies to identify equity stocks of differing capitalization structures.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SAI-0331-1221